UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2017

HYPERDYNAMICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including Zip Code)

(713) 353-9400

(Registrant’s telephone number,
including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains express or implied forward-looking statements that are based on our management’s belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “future,” “believes,” “estimates,” “predicts,” “pro-forma,” “potential,” “attempt,” “develop,” “continue” or the negative of these terms or other comparable terminology.

These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. These factors include, without limitation, our ability to raise additional funding as required to execute our exploration and development program, our dependence on a single exploration asset, our lack of proved reserves, our lack of operating revenue, dependence on joint development partners, the high operating risks of developing oil and gas resources, weather conditions and natural disasters, political conditions in the regions in which we operate or propose to operate, fluctuations in prices of oil and natural gas, the threats of terrorism, and general economic conditions.

You should read this Report and the documents that we reference in this Report and have filed with the Securities and Exchange Commission (the “SEC”) as exhibits hereto completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements. The forward-looking statements in this Report represent our views as of the date of this Report.

We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Report.  Investors should carefully review the risk factors disclosures and other information, including our financial statements and the notes thereto, set forth in the reports and other documents we file with the SEC and available at www.sec.gov.

Item 1.01.                                        Entry into a Material Definitive Agreement.

On March 28, 2017, Hyperdynamics Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”) consummated a second closing of a private placement offering (the “Offering”) and issued and sold an additional 511 Units of its securities, at a purchase price of $1,000 per Unit.  Each “Unit” consisted of (i) one share of the Company’s 1% Series A Convertible Preferred Stock, par value $0.001 per share, with a Stated Value of $1,040 per share (the “Series A Preferred Stock”), and (ii) a warrant (the “Investor Warrant”) to purchase 223 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), exercisable from issuance until two years after the date of the closing, at an exercise price of $3.50 per share (subject to adjustment in certain circumstances).  At this closing, we issued to the Subscribers (as defined below) an aggregate of (i) 511 shares of Series A Preferred Stock and (ii) Investor Warrants to purchase an aggregate of 113,953 shares of Common Stock.

We entered into subscription agreements for the Units (the “Subscription Agreements”) with certain accredited investors (as such term is defined in the Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) (the “Subscribers”).

On March 28, 2017, we also entered into an amendment to the Subscription Agreements (the “Amendment”) with Subscribers that purchased the Units in the initial closing of the Offering on March 17, 2017, and with the Subscribers in this closing, to expand the scope of a right of first refusal contained in the Subscription Agreement.  As so amended, the Subscription Agreement provides that if, following the termination of the Offering and prior to December 17, 2017, the Company determines to offer for sale or to accept an offer to purchase any additional shares of common stock or securities convertible into or exercisable or exchangeable for shares of common stock (subject to certain limitations and adjustments described therein) for consideration consisting of cash and/or outstanding debt of the Company, each Subscriber who previously purchased Units in the Offering will have an option to purchase such Subscriber’s pro rata share of such securities on the same terms and conditions on which such securities are proposed to be issued, exercisable on the terms set forth in the Subscription Agreement.

The Company received an aggregate of $511,000 in gross cash proceeds, before deducting placement agent fees and expenses, and legal, accounting and other fees and expenses, in connection with the sale of the Units.  The Company expects to use the net proceeds of $442,634 from the sale of the Units for general corporate purposes and to further its business interests in the Republic of Guinea, including, but not limited to, the drilling of an exploration well on the Company’s offshore Concession.

We paid Katalyst Securities, LLC (the “Placement Agent”), a U.S. registered broker-dealer, engaged by the Company as placement agent for the Offering, on a reasonable best efforts basis, $45,990 of cash fees and issued to the Placement Agent or its designees Placement Agent Warrants to purchase an aggregate of 13,528 shares of Common Stock. The Placement Agency Agreement between the Company and the Placement Agent contains customary representations, warranties and covenants of and indemnifications by the parties.

Reference is made to Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on March 23, 2017, for descriptions of certain other terms of the Subscription Agreement, the Series A Preferred Stock, the Investor Warrants and the Placement Agent Warrants, and of the Registration Rights Agreement entered into between the Company and the Subscribers and holders of Placement Agent Warrants, which descriptions are incorporated herein by reference.  All such descriptions of the Certificate of Designations for the Series A Preferred Stock, the Investor Warrant, the Placement Agent Warrant, the Subscription Agreement, the Amendment and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the text of each such document filed as Exhibits 3.1, 4.1, 4.2, 10.1, 10.2 and 10.3, respectively, hereto.

The foregoing agreements and documents are not intended to be, and should not be relied upon as, making disclosures regarding any facts and circumstances relating to the Company. These agreements and documents are described in this Report and filed as exhibits hereto only to provide investors with information regarding the terms and conditions of those agreements that establish and govern the legal relationship among the parties thereto, and are not intended to provide any other factual information regarding the Company or the actual conduct of its business, or to modify or supplement any factual disclosures about the Company contained in any of the Company’s public reports filed with the SEC.

The representations and warranties contained in those agreements were made as of specific dates and only for purposes of those agreements, not for the benefit of any investors or other persons (other than the Subscribers), and are subject to important exceptions and limitations. The parties reserve the right to, but are not obligated to, amend or revise these agreements. Accordingly, investors should not rely on representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

Item 3.02.                                        Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The Units, the shares of Series A Preferred Stock, the Investor Warrants, the Placement Agent Warrants, and the shares of Common Stock issuable upon conversion or exercise of the Series A Preferred Stock, the Investor Warrants and the Placement Agent Warrants are being issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated by the SEC thereunder.  All of the Subscribers were persons who represented themselves to be accredited investors as defined in Regulation D.

This current report on Form 8-K is issued in accordance with Rule 135c under the Securities Act, and is neither an offer to sell any securities, nor a solicitation of an offer to buy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Report:

Exhibit Number	Description

3.1

Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (Filed as Exhibit 3.1 to the Current Report on Form 8-K filed with the SEC on March 23, 2017, and incorporated herein by reference.)

4.1	Form of Investor Warrant (Filed as Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on March 23, 2017, and incorporated herein by reference.)

4.2	Form of Placement Agent Warrant (Filed as Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on March 23, 2017, and incorporated herein by reference.)

10.1

Form of Subscription Agreement between the Registrant and the Subscribers party thereto (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on March 23, 2017, and incorporated herein by reference.)

10.2*	Form of Amendment No. 1 to the Subscription Agreement, dated March 28, 2017, between the Registrant and the Subscribers party thereto

10.3	Form of Registration Rights Agreement (Filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on March 23, 2017, and incorporated herein by reference.)

*                                      Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: April 3, 2017	By:	/s/ David G. Gullickson
	Name:	David G. Gullickson
	Title:	Vice President of Finance, Treasurer, and
Principal Financial and Accounting Officer

Exhibit Index

Exhibit Number	Description
3.1

Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (Filed as Exhibit 3.1 to the Current Report on Form 8-K filed with the SEC on March 23, 2017, and incorporated herein by reference.)

4.1	Form of Investor Warrant (Filed as Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on March 23, 2017, and incorporated herein by reference.)

4.2	Form of Placement Agent Warrant (Filed as Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on March 23, 2017, and incorporated herein by reference.)

10.1

Form of Subscription Agreement between the Registrant and the Subscribers party thereto. (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on March 23, 2017, and incorporated herein by reference.)

10.2**	Form of Amendment No. 1 to the Subscription Agreement, dated March 28, 2017, between the Registrant and the Subscribers party thereto

10.3	Form of Registration Rights Agreement (Filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on March 23, 2017, and incorporated herein by reference.)

**                                  Filed herewith.